Exhibit 99.1

Media Contact: Mary McCeney, M S & L
Email: Mary.McCeney@mslworldwide.com; Phone: 212-468-4053

Investor Relations Contact: Staci Strauss Mortenson, ICR
Email: IR@qliktech.com; Phone: 484-685-0578

QlikTech Appoints John Burris
To Its Board of Directors

Radnor, Penn. – October 14, 2010 – QlikTech (Nasdaq: QLIK), a leading business intelligence (BI) software company, today announced that John Burris, chief executive officer of Sourcefire, Inc., has joined its board of directors as an independent officer, becoming its seventh member and the first addition since the company’s initial public offering this summer.

“John’s track record in establishing successful sales and field operations for leading enterprise software companies speaks for itself,” said Lars Björk, chief executive officer, QlikTech. “With more than 20 years of experience in similar companies, John will lend valuable insights into how we scale our ‘land and expand’ sales model.”

In addition to serving as chief executive officer, Burris is also a member of the board of Sourcefire, the creator of Snort and a global leader in intelligent cybersecurity solutions. Prior to joining Sourcefire, Burris was a key contributor to the decade of growth achieved by Citrix Systems, serving as senior vice president, during which time the company’s annual revenues increased from $400 million to $1.4 billion.

“QlikTech is at a very exciting time as it is clear that the business intelligence market is responding to the ease of use and rapid time to value of its QlikView offering,” said Burris. “I’m excited about the company’s potential and look forward to working closely with the board and the executive team to drive QlikTech forward into its next growth stage.”

Earlier in his career, Burris was vice president and general manager of the Gulf States region for Lucent Technologies. He has also served in various sales and customer service executive capacities for AT&T Corp in Asia Pacific and Europe.

Burris graduated Summa Cum Laude from Marshall University, with a bachelor of business administration degree in management and completed an eMBA while at AT&T.

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About QlikTech
QlikTech’s powerful, accessible business intelligence solution enables organizations to make better and faster decisions. Its QlikView product delivers enterprise-class analytics and search with the simplicity and ease of use of office productivity software. The in-memory associative search technology it pioneered makes calculations in real-time enabling business professionals to gain insight through intuitive data exploration. Unlike traditional business intelligence products, QlikView can deliver value in days or weeks rather than months, years, or not at all. It can be deployed on premise, in the cloud, or on a laptop or mobile device—from a single user to large global enterprises. QlikTech (NASDAQ: QLIK) is headquartered in Radnor, Pennsylvania, with offices around the world and a network of over 1,100 partners to serve more than 15,000 customers in over 100 countries worldwide.

Safe Harbor for Forward-Looking Statements

This press release contains forward-looking statements, including, but not limited to, statements regarding the value and effectiveness of QlikTech’s products, the introduction of product enhancements or additional products and QlikTech’s growth, expansion and market leadership, that involve risks, uncertainties, assumptions and other factors which, if they do not materialize or prove correct, could cause QlikTech’s results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements, including statements containing the words “prediction,” “plan,” “expects,” “anticipates,” “believes,” “goal,” “estimate,” “potential,” “may”, “will,” “might,” “could,” and similar words. QlikTech intends all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: risks and uncertainties inherent in our business; our ability to attract new customers and retain existing customers; our ability to effectively sell, service and support our products; our ability to manage our international operations; our ability to compete effectively; our ability to develop and introduce new products and add-ons or enhancements to existing products; our ability to continue to promote and maintain our brand in a cost-effective manner; our ability to manage growth; our ability to attract and retain key personnel; the scope and validity of intellectual property rights applicable to our products; adverse economic conditions in general and adverse economic conditions specifically affecting the markets in which we operate; and other risks more fully described in QlikTech’s publicly available filings with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent QlikTech’s views as of the date of this press release. QlikTech anticipates that subsequent events and developments will cause its views to change. QlikTech undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing QlikTech’s views as of any date subsequent to the date of this press release.